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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): July 19, 1999

                                   EG&G, Inc.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                 Massachusetts
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


               1-5075                                  04-2052042
      ------------------------           ---------------------------------------
      (Commission File Number)           (I.R.S. Employer Identification Number)

            45 William Street
        Wellesley, Massachusetts                          02129
 ----------------------------------------               ----------
 (Address of Principal Executive Offices)               (Zip Code)

                                 (781) 237-5100
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



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ITEM 5.   OTHER EVENTS.

     On July 19, 1999, the Registrant announced that it had entered into a Purchase and Sale Agreement for the sale of its Technical Services Business to The Carlyle Group for $250 million. The transaction is expected to be completed by late summer, subject to customary closing conditions.

     A copy of the press release announcing the execution of this Agreement is attached to this Current Report on Form 8-K as Exhibit 99.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
          INFORMATION AND EXHIBITS.

     (a)  Financial Statements to Businesses Acquired

          Not Applicable.

     (b)  Pro Forma Financial Information

          Not Apllicable.

     (c)  Exhibits

          Exhibit 99 Press Release regarding agreement to sell Technical Services Business, dated July 19, 1999.


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        EG&G, INC.
                                        ----------------------------------------
                                        (Registrant)



Date: July 27, 1999                     By: /s/ Terrance L. Carlson
                                           -------------------------------------
                                                Terrance L. Carlson
                                                Senior Vice President and
                                                General Counsel

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                                 EXHIBIT INDEX

Exhibit
Number              Description
------              -----------

99 Press Release regarding agreement to sell Technical Services Business, dated July 19, 1999.